Supplement to the
Fidelity® Series Treasury Bill Index Fund
June 29, 2024
Prospectus

Richard Munclinger no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Mark Lande is Co-Portfolio Manager of Fidelity® Series Treasury Bill Index Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2011, Mr. Lande has worked as a quantitative analyst and portfolio manager.
XSB-PSTK-0125-102 1.9900311.102	January 31, 2025